UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2017 (January 20, 2017)

INVESTORS REAL ESTATE TRUST

(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 31st Avenue SW, Suite 60
Post Office Box 1988
Minot, ND 58702-1988

(Address of principal executive offices) (Zip code)

(701) 837-4738

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

b.                                      On January 20, 2017, Jeffrey K. Woodbury tendered his resignation from the Board of Trustees, effective immediately. Mr. Woodbury resigned for personal reasons and not due to any disagreement with either the Board or IRET’s management regarding IRET’s operations, policies or practices.

Item 7.01.                                        Regulation FD Disclosure.

On January 24, 2017, the Company issued a press release announcing Mr. Woodbury’s resignation from the Board of Trustees, which is attached hereto as Exhibit 99.1.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits

(d)         Exhibits

Exhibit
Number	Description
99.1	Press Release dated January 24, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

Date: January 24, 2017	By:	/s/ Timothy P. Mihalick
Timothy P. Mihalick
Chief Executive Officer